NEWS RELEASE	Corporate Communications 262 N. University Dr. Farmington, Utah 84025	Phone: 801-447-3000

For Immediate Release

Media Contact:	Investor Contact:

Amanda Covington	Michael Pici
Phone: 801-447-3035	Phone: 801-447-3168
E-mail: media.relations@vistaoutdoor.com	E-mail: investor.relations@vistaoutdoor.com

Vista Outdoor Announces Leadership Transition

Mark DeYoung Retires as Chairman and CEO

Lead Independent Director Michael Callahan to Serve as Interim Chairman and CEO

Company to Host Conference Call July 11

Farmington, Utah, July 10, 2017 - Vista Outdoor Inc. (NYSE: VSTO) announced today that Chairman and CEO Mark DeYoung is retiring from the Company and the Board of Directors, effective immediately. Michael Callahan, Vista Outdoor’s Lead Independent Director, has been named Interim Chairman and CEO.

The Board of Directors is conducting a search for a permanent CEO and has retained a leading executive search firm to assist in the process. The Board intends to consider both internal and external candidates for the position.

“On behalf of the Board and the entire Vista Outdoor team, I’d like to thank Mark for his service and many contributions to the Company,” said Michael Callahan. “Mark led the creation of the company that became Vista Outdoor, directed it through its successful spin-off from ATK, and grew it into a diversified global leader in outdoor recreation. Given the opportunities and challenges that come with significant change in our industry, and the likelihood that Mark would elect to retire at the end of his employment agreement, the Board and Mark mutually determined that now is the time for a new leader to guide Vista Outdoor in its next phase of growth. Therefore, we collectively agreed it was appropriate for Mark to accelerate his retirement plans and for us to begin the search for his replacement.

“I’m pleased to step into the role of Interim Chairman and CEO to help support a smooth transition of leadership while the Board conducts a thorough search for the Company’s next CEO. I look forward to working with the Company’s excellent team as we remain committed to providing our customers with innovative and high-quality products. We will also maintain our focus on expanding our brands' e-commerce presence, reducing inventory, and driving continuous improvement. Vista Outdoor is well positioned to capitalize on the significant growth opportunities in the outdoor recreation industry, and the Board and I are excited about our future.”

Callahan added, “We recently completed the first quarter of our Fiscal Year 2018 and, while we will not report results until August 10, the company had a strong quarter that positions us well to deliver on our full-year financial guidance.”

“After a long and rewarding career, it is now time for me to move on to the next phase of my life,” said DeYoung. “Vista Outdoor is the culmination of a vision focused on creating a world-leading outdoor recreation company. It has been a rewarding experience to have led this great company and seen the organization evolve and succeed. I am proud of Vista Outdoor’s people, brands, portfolio and products, and I am confident in Vista Outdoor’s future. I wish the Company’s valued employees and customers all the best."

Michael Callahan Biography
Callahan, 67, has more than 40 years of experience in the sporting goods industry, and has served as Lead Independent Director of Vista Outdoor since the Company spun off from ATK in February 2015. He has been the President and Chief Executive Officer of Aspen Partners, a Utah-based consultant to the outdoor sporting industry, since 2008. From 1990 until his retirement in 2008, Callahan served in various merchandising, marketing, management and senior executive positions with Cabela’s, Inc., most recently as Senior Vice President Business Development & International Operations where he was responsible for M&A and spearheaded Cabela’s expansion into Canada. Callahan is a member of the Board of the Midway USA Foundation and formerly served as a member of the Board of Bushnell Outdoor Products, Chairman of the Congressional Sportsmen’s Foundation and Vice Chairman of the Outdoor Business Council of the US Sportsmen’s Alliance.

Conference Call Webcast Information
Vista Outdoor will hold an investor conference call to discuss this announcement on July 11, 2017, at 9 a.m. ET. The conference call will be accessible through live webcast. Interested investors and other individuals can access the webcast via Vista Outdoor's website (www.vistaoutdoor.com). Choose "Investors" then "Events and Presentations." For those who cannot participate in the live webcast, a telephone recording of the conference call will be available for one month after the call. The telephone number is 888-378-4439 and the confirmation code is 7024097.

About Vista Outdoor Inc.
Vista Outdoor is a leading global designer, manufacturer and marketer of consumer products in the growing outdoor sports and recreation markets. The company operates in two segments,

Outdoor Products and Shooting Sports, and has a portfolio of well-recognized brands that provides consumers with a wide range of performance-driven, high-quality and innovative products for individual outdoor recreational pursuits. Vista Outdoor products are sold at leading retailers and distributors across North America and worldwide. Vista Outdoor is headquartered in Farmington, Utah and has manufacturing operations and facilities in 13 U.S. States, Canada, Mexico and Puerto Rico along with international sales and sourcing operations in Asia, Australia, Canada and Europe. For news and information visit www.vistaoutdoor.com or follow us on Twitter @VistaOutdoorInc and Facebook at www.facebook.com/vistaoutdoor.

Forward-Looking Statements
Certain statements in this press release and other oral and written statements made by Vista Outdoor from time to time are forward-looking statements, including those that discuss, among other things: Vista Outdoor's plans, objectives, expectations, intentions, strategies, goals, outlook or other non-historical matters; projections with respect to future revenues, income, earnings per share or other financial measures for Vista Outdoor; and the assumptions that underlie these matters. The words 'believe', 'expect', 'anticipate', 'intend', 'aim', 'should' and similar expressions are intended to identify such forward-looking statements.  To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous risks, uncertainties and other factors could cause Vista Outdoor's actual results to differ materially from expectations described in such forward-looking statements, including the following: general economic and business conditions in the U.S. and Vista Outdoor's other markets, including conditions affecting employment levels, consumer confidence and spending; Vista Outdoor's ability to attract and retain key personnel and maintain and grow its relationships with customers, suppliers and other business partners, including Vista Outdoor's ability to obtain acceptable third party licenses; Vista Outdoor's ability to adapt its products to changes in technology, the marketplace and customer preferences; Vista Outdoor's ability to maintain and enhance brand recognition and reputation; reductions, unexpected changes in or our inability to accurately forecast demand for ammunition, firearms or accessories or other outdoor sports and recreation products; risks associated with Vista Outdoor's sales to significant retail customers, including unexpected cancellations, delays and other changes to purchase orders; supplier capacity constraints, production disruptions or quality or price issues affecting Vista Outdoor's operating costs; Vista Outdoor's competitive environment; risks associated with compliance and diversification into international and commercial markets; the supply, availability and costs of raw materials and components; increases in commodity, energy and production costs; changes in laws, rules and regulations relating to Vista Outdoor's business, such as federal and state firearms and ammunition regulations; Vista Outdoor's ability to execute its long-term growth strategy, including our ability to complete and realize expected benefits from acquisitions and integrate acquired businesses; Vista Outdoor's ability to take advantage of growth opportunities in international and commercial markets; foreign currency exchange rates and fluctuations in those rates; the outcome of contingencies, including with respect to litigation and other proceedings relating to intellectual property, product liability, warranty liability, personal injury and environmental remediation; risks associated with cybersecurity and other industrial and physical security threats;  capital market volatility and the availability of financing; changes to accounting standards or policies; and changes in tax rules or pronouncements. Vista Outdoor undertakes no obligation to update any forward-looking statements. For further information on factors that could impact Vista Outdoor, and statements contained herein, please refer to Vista Outdoor's filings with the Securities and Exchange Commission.

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